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                                                                   EXHIBIT 10.22


                             INTERCREDITOR AGREEMENT

                  This Intercreditor Agreement ("Intercreditor Agreement") is dated as of December 15, 1997, by and among HCFP FUNDING, INC., a Delaware corporation ("HCFP"), SUN HEALTHCARE GROUP, INC., a Delaware corporation (the "Subordinated Lender"), RETIREMENT CARE ASSOCIATES, INC., RETIREMENT MANAGEMENT CORPORATION, and CAPITOL CARE MANAGEMENT COMPANY, INC., (collectively, the "Sun Borrowers") ATRIUM NURSING HOME, INC., MID-FLORIDA, INC., SUN COAST RETIREMENT, INC., WEST TENNESSEE, INC., LAKE FOREST HEALTHCARE CENTER, INC., LIBBIE REHABILITATION CENTER, INC., BRENT-LOX HALL NURSING HOME, INC., PHOENIX ASSOCIATES, INC., PINE MANOR REST HOME, INC., STATESBORO HEALTH CARE CENTER, INC., GARDENDALE HEALTH CARE CENTER, INC., ROBERTA HEALTH CARE CENTER, INC., SOUTHSIDE HEALTH CARE CENTER, INC., CRESENT MEDICAL SERVICES, INC., GAINESVILLE HEALTHCARE CENTER, INC., DUVAL HEALTHCARE CENTER, INC., JEFF DAVIS HEALTHCARE, INC., CHARLTON HEALTHCARE, INC., BIBB HEALTH REHABILITATION, INC., MAPLEWOOD HEALTH CARE CENTER OF JACKSON TENNESSEE, INC. and LAKE HEALTH CARE CENTER, INC., a Georgia corporation (collectively, the "Atrium Borrowers")(the Sun Borrowers and the Atrium Borrowers shall be collectively known as the "Borrower").

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. The term "HCFP Obligations", as used in this Intercreditor Agreement, shall be deemed to mean and include all of the Borrower's obligations arising under or in connection with that certain Loan and Security Agreement dated as of December 15, 1997 by and among the Sun Borrowers and HCFP, as the same may be amended, replaced, supplemented or otherwise modified from time to time (the "Sun Loan Agreement"), and that certain Loan and Security Agreement dated as of December 15, 1997 by and among the Atrium Borrowers and HCFP, as the same may be amended, replaced, supplemented or otherwise modified from time to time (the "Atrium Loan Agreement") (the Sun Loan Agreement and the Atrium Loan Agreement shall be collectively known as the "Loan Agreement") and all documents and instruments ancillary to the Loan Agreement (the "Loan Documents"), provided, however, that the HCFP Obligations shall not include any obligations in excess of an aggregate principal amount of $15 million plus accrued interest, reasonable fees and expenses applicable thereto as provided for under the Loan Documents, or any obligations having a final maturity after December 31, 2000. All capitalized terms used and not otherwise defined in this Intercreditor Agreement shall have the meanings ascribed to them in the Loan Agreement.

                  2. The term "Subordinated Indebtedness", as used in this Intercreditor Agreement, shall be deemed to mean and include the indebtedness owed by Retirement Care Associates, Inc., Retirement Management Corporation, and Capitol Care Management Company, Inc. to the Subordinated Lender, pursuant to the Promissory Note and the Amended and Restated Promissory Note, each dated July 10, 1997 and the other loan documents listed on Exhibit A


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attached hereto, and all other documents related thereto (the "Subordinated
Lender Documents").

                  3. Subordinated Lender does hereby agree that all of its rights with respect to the following collateral described in clauses (i) through
(v) immediately below to the extent that it comprises collateral for the Subordinated Indebtedness (collectively, the "Collateral") shall be in all respects subject and subordinate to the rights of HCFP with respect to such Collateral to the extent that it comprises collateral for the HCFP Obligations.

                     (i) All of the Borrower's now-owned and hereafter acquired or arising accounts receivable and rights to payment of every kind and description, and any contract rights, chattel paper, documents and instruments with respect thereto;

                     (ii) All of the Borrower's now owned and hereafter acquired or arising general intangibles of every kind and description pertaining to its accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records, and data;

                     (iii) All of the Borrower's now or hereafter acquired deposit accounts into which accounts receivable are deposited;

                     (iv) All of the Borrower's monies and other property of every kind and nature now or at any time or times hereafter in the possession of or under the control of Lender or a bailee or Affiliate of Lender; and

                     (v) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

                  The parties hereby acknowledge and agree that the subordination of the Subordinated Lender's rights to the rights of HCFP as set forth in this Section 3 shall be irrespective of:

                     (i) The time, order, manner or method of creation, attachment or perfection of the respective security interests, liens and/or other rights granted to the Subordinated Lender or HCFP;

                     (ii) The time or manner of the filing of their respective financing statements;

                     (iii) Whether the Subordinated Lender or HCFP or any bailee or agent thereof holds possession of any or all of the property or assets of the Borrower;

                     (iv) The dating, execution or delivery of any agreement, document or

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instrument granting the Subordinated Lender or HCFP security interests and/or liens in or on any or all of the property or assets of the Borrower;

                     (v) The giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interest; and

                     (vi) Any provision of the UCC or any other applicable law to the contrary.

                  4. Notwithstanding anything to the contrary in this Intercreditor Agreement, the Subordinated Indebtedness may be evidenced and/or secured by one or more UCC-1 financing statements, a security agreement or other agreements, provided that any liens of Subordinated Lender with respect to the Collateral shall be subject and subordinate to the lien of HCFP to the extent provided in this Intercreditor Agreement.

                  5. Without affecting the rights of HCFP under this Intercreditor Agreement, the Subordinated Lender agrees and consents that any Collateral for the HCFP Obligations, in whole or in part, may be exchanged, sold or surrendered by HCFP for other Collateral as it may deem advisable and that any balance or balances of funds with HCFP at any time outstanding to the credit of the Borrower may, from time to time, in whole or in part, be surrendered or released by HCFP as it may deem advisable, subject, however, to the terms of the HCFP Obligations and Subordinated Lender's subordinated security interest in the Collateral.

                  6. The Subordinated Lender hereby agrees to furnish HCFP with a copy of any default notice sent to the Borrower under the Subordinated Loan Documents or any document relating thereto simultaneously with giving such notice to the Borrower. In respect of any default under the Subordinated Lender Documents, for a period from the date of such notice through and including the period ending on the later to occur of (i) the 20th day thereafter or (ii) July 31, 1998, without HCFP's prior written consent, the Subordinated Lender (a) shall take no action to assert, sue upon, set off against, collect, or enforce all or any part of the Subordinated Indebtedness, including without limitation outstanding principal and interest; and (b) shall not initiate a collection suit or exercise set-off against the Borrower with respect to the Subordinated Indebtedness.

                  7. HCFP and each Borrower hereby agree to furnish the Subordinated Lender with a copy of any notice sent by it to any other party under the Loan Documents or any documents relating thereto simultaneously with giving such notice to such other party. Notwithstanding any other provision of this Intercreditor Agreement, if an Event of Default has occurred under the Loan Documents, and HCFP shall have given the Subordinated Lender written notice thereof in a notice (a "Blockage Notice") invoking the provisions of this
Section 7 by identifying itself as a "Blockage Notice" hereunder, then until such Event of Default has been cured and the Subordinated Lender has been notified in writing of such cure by HCFP, the HCFP Obligations have been paid in full, or HCFP shall have consented in writing, the Borrower shall not pay, and the Subordinated Lender shall not receive, whether directly or indirectly by way of

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setoff or otherwise, any payments, or accelerated payments on account of any of the Subordinated Indebtedness; provided, however, that (i) this Section 7 (but not Section 6 or any other Section of this Agreement) shall cease to be effective on the later to occur of the (i) 45th day following HCFP's delivery of any Blockage Notice , or (ii) July 31, 1998, unless prior to such 45th day (or July 31, 1998, as the case may be) the HCFP Obligations shall have been accelerated or otherwise become due and payable in full and (ii) any Blockage Notice delivered within twelve (12) months of any earlier Blockage Notice shall be of no effect hereunder.

                  8. In the event of any distribution or payment to the Subordinated Lender on the Subordinated Indebtedness, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, that is a contravention of any provision of this Intercreditor Agreement (including specifically but without limitation Sections 6 and 7) then, and in any such event, any such payment or distribution with respect to the Subordinated Indebtedness, whether due or not due and whether secured or unsecured, shall immediately be delivered to HCFP in the form of its receipt (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to HCFP), and HCFP is irrevocably authorized to supply any endorsement or assignment which may have been omitted or insufficient. Until so delivered, any such distribution or payment shall be held in trust by the Subordinated Lender for the benefit of HCFP.

                  10. This Intercreditor Agreement shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the undersigned and the respective successors and assigns of the undersigned.

                  11. No finding of invalidity of any provision of this Intercreditor Agreement shall affect the continuing validity of all other provisions of this Intercreditor Agreement.

                  12. This Intercreditor Agreement shall terminate and be of no further force or effect upon the payment in full of the HCFP Obligations.

                  13. This Intercreditor Agreement defines the relative rights of the Subordinated Lender and HCFP only. Without limiting the generality of the foregoing, this Intercreditor Agreement shall not impair, as between the Borrowers and the Subordinated Lender, the obligation of the Borrowers to pay the Subordinated Indebtedness in accordance with the terms of the Subordinated Lender Documents or the Subordinated Lender's right to exercise available remedies upon or in respect of any default under the Subordinated Lender Documents.

                  14. This Intercreditor Agreement may be executed in one or more counterparts, each of which for all purposes shall be deemed an original.

                  15. Any notice or other communication required or permitted hereunder shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by facsimile (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set

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forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder:

                  (a)      If to Lender at:

                           HCFP Funding, Inc.
                           2 Wisconsin Circle, Suite 320
                           Chevy Chase, Maryland 20815
                           Attention:  Ethan D. Leder, President
                           Telephone:  (301) 961-1640
                           Facsimile:  (301) 664-9860

                  (b)      If to Borrower at:

                           Retirement Care Associates, Inc.
                           6000 Lake Forrest Drive
                           Suite 200
                           Atlanta, GA 30328
                           Telephone:  (404) 255-7500
                           Facsimile:  (404) 255-5789

                           With a copy to:

                           Gregory P. Youra, Esq.
                           Vincent, Berg, Stalzer & Menendez
                           The Lenox Building
                           3399 Peachtree Road, Ste 1400
                           Atlanta, GA 30326
                           Telephone: (404) 812-5680
                           Facsimile: (404) 812-5699

                  (c)      If to Subordinated Lender at:

                           Sun Healthcare Group, Inc.
                           101 Sun Lane, NE
                           Albuquerque, New Mexico 87109
                           Attention: Robert F. Murphy
                           Telephone: (505) 821-3355
                           Facsimile: (505) 856-0747

                           with copy to:

                           Brobeck Phleger & Harrison LLP
                           One Market Street


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                           Spear Street Tower
                           San Francisco, CA 94105
                           Attention: Michael J. Kennedy
                           Telephone:  (415) 442-0900
                           Facsimile:  (415) 442-1010


If mailed, notice shall be deemed to be given five (5) days after being sent, if sent by personal delivery or facsimile, notice shall be deemed to be given when delivered, and if sent by prepaid courier, notice shall be deemed to be given on the next Business Day following deposit with the courier.



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                  IN WITNESS WHEREOF, the parties have executed or caused this
Intercreditor Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    HCFP FUNDING, INC.
                                    a Delaware corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    SUN HEALTHCARE GROUP, INC.
                                    a Delaware corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    RETIREMENT CARE ASSOCIATES, INC.
                                    a Colorado corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:



                                    RETIREMENT MANAGEMENT
                                    CORPORATION
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:



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                                    CAPITOL CARE MANAGEMENT
                                    COMPANY, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    ATRIUM NURSING HOME, INC.
                                    a Florida corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:

                                    MID-FLORIDA, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    SUN COAST RETIREMENT, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:

                                    WEST TENNESSEE, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


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                                    LAKE FOREST HEALTHCARE CENTER,
                                    INC.,
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    LIBBIE REHABILITATION CENTER, INC.
                                    a Virginia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:



                                    BRENT-LOX HALL NURSING HOME, INC.
                                    a Virginia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    PHOENIX ASSOCIATES, INC.
                                    a Virginia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:



                                    PINE MANOR REST HOME, INC.
                                    a North Carolina corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


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                                    STATESBORO HEALTH CARE CENTER,
                                    INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    GARDENDALE HEALTH CARE CENTER,
                                    INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    ROBERTA HEALTH CARE CENTER, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    SOUTHSIDE HEALTH CARE CENTER, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:




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                                    CRESENT MEDICAL SERVICES, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    GAINESVILLE HEALTHCARE CENTER,
                                    INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    JEFF DAVIS HEALTHCARE, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:



                                    DUVAL HEALTHCARE CENTER, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:



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                                    CHARLTON HEALTHCARE, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    BIBB HEALTH REHABILITATION, INC.
                                    a Georgia corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    MAPLEWOOD HEALTH CARE CENTER OF
                                    JACKSON TENNESSEE, INC.
                                    a Tennessee corporation


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                    LAKE HEALTH CARE CENTER, INC.
                                    a Georgia corporation

                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:




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                                    EXHIBIT A

                          Subordinated Lender Documents















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